February 25, 2019 Fourth Quarter and Full Year 2018 Operating Results Exhibit 99.2

Forward-Looking Statements The information contained in this earnings presentation contains “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of the Company’s investments, the Company’s ability to originate loans that are in the pipeline and under evaluation by the Company, and financing needs and arrangements. Forward‐looking statements are generally identifiable by use of forward‐looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. Forward‐looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward‐looking information. Statements relating to the Company’s ability to fund loans that are under signed term sheets and in closing and originating loans in the pipeline that the Company is evaluating are forward-looking statements, and the Company cannot assure you that TRTX will close loans that are under signed term sheets and in closing or enter into definitive documents and close any of the loans in the pipeline that the Company is evaluating. The ability of TRTX to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although the Company believes that such forward‐looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward‐looking statements. You are cautioned not to place undue reliance on these forward‐looking statements, which reflect the Company’s views only as of the date of this earnings presentation. Except as required by law, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward‐looking statements appearing in this earnings presentation. The Company does not undertake any obligation to update any forward-looking statements contained in this earnings presentation as a result of new information, future events or otherwise.

Loan Portfolio Highlights

Loan Investment Activity

Loan Investment Activity[1] ($ in millions)	Year ended 12/31/18	Year ended 12/31/17	Quarter ended 12/31/18	Quarter ended 9/30/18
Number of Loans Closed	26	22	5	7
Total Loan Commitment	$2,521.8	$1,945.5	$623.7	$709.5
Initial Unpaid Principal Balance	$2,085.7	$1,614.4	$452.1	$585.9
Average Loan Size (by Commitment)	$97.0	$88.4	$124.7	$101.4
Weighted Average Interest Rate	LIBOR plus 3.56%	LIBOR plus 4.43%	LIBOR plus 3.26%	LIBOR plus 4.03%
Weighted Average LTV	66.7%	63.3%	64.8%	60.6%
Asset-Level Estimated Return on Equity	9.6%	9.9%	8.3%[3]	9.7%

Loan Portfolio

Loan Investment Portfolio[1] ($ in millions)	December 31, 2018	December 31, 2017	YoY Change
Total Loan Commitment	$4,947.7	$3,727.2	32.7%
Unpaid Principal Balance	$4,313.6	$3,198.1	34.9%
Average Loan Risk Rating	2.8	2.6	7.7%
Average Loan Size (by Commitment)	$82.5	$65.4	26.1%
Weighted Average Interest Rate	LIBOR plus 3.90%	LIBOR plus 4.76%	(18.1%)[2]
Weighted Average LTV	64.5%	58.7%	9.9%
MSA Concentrations (Top 25 / Top 10)	82.4% / 60.9%	79.1% / 62.9%	4.2% / (3.2%)

1. See Appendix for definitions, including definitions of LTV, Loan Category, Property Type, Risk Rating, and Asset-Level Estimated Return on Equity ("ALEROE").
2. Reflects the impact of (1) $508.2 million of construction loan repayments and (2) continued credit spread tightening across the transitional first mortgage loan market during the year ended December 31, 2018.
3. ALEROE for the quarter ended December 31, 2018, with respect to certain loan investments, reflects the initial financing terms at loan closing. The Company may increase the leverage or otherwise employ different financing terms, which may impact the ALEROE for such assets in future periods.

3

Operating Performance Highlights QoQ Financial Performance Performance Metric Quarter ended 12/31/18 Quarter ended 9/30/18 GAAP net income $28.6 million ($0.43 / share) $26.8 million ($0.42 / share) Core Earnings1 $28.6 million ($0.43 / share) $26.9 million ($0.42 / share) Cash dividends declared $29.0 million ($0.43 / share) $28.9 million ($0.43 / share) Annualized dividend yield (on book value) 8.7% 8.7% Book value per common share $19.76 $19.78 Common shares outstanding 67.2 million 67.2 million Weighted average shares outstanding 67.2 million 64.3 million See Appendix for definitions, including definition of Core Earnings (reconciliation to GAAP net income). YoY Financial Performance Performance Metric Year ended 12/31/18 Year ended 12/31/17 GAAP net income $106.9 million ($1.70 / share) $94.4 million ($1.74 / share) Core Earnings1 $107.4 million ($1.70 / share) $94.4 million ($1.74 / share) Cash dividends declared $109.1 million ($1.71 / share) $85.0 million ($1.56 / share) Annual dividend yield (on book value) 8.7% 7.9% Book value per common share $19.76 $19.82 Common shares outstanding 67.2 million 60.6 million Weighted average shares outstanding 63.0 million 54.2 million

Capital Markets Highlights Capital Markets Activity Capitalization Performance Metric Year ended 12/31/18 Year ended 12/31/17 YOY Change Loan Financing Commitments $5.6 billion $3.3 billion 69.7% Loan Portfolio Financing Capacity $2.4 billion $1.1 billion 118.2% Available Liquidity $276.2 million $269.6 million 2.4% Loan Portfolio Leverage1 74.0% 66.2% 11.8% Weighted Average Cost of Funds LIBOR plus 1.65% LIBOR plus 2.45% (32.7%) Subsequent Events From January 1, 2019 through February 25, 2019, the Company closed, or is in the process of closing, 10 first mortgage loans totaling $629.5 million of loan commitments, an average loan size of $62.9 million, and weighted average interest rate of LIBOR plus 3.83%2. Loan Portfolio Leverage is defined as the total outstanding borrowings divided by the aggregate unpaid principal balance of the loans pledged. The Company closed, or is in the process of closing, 10 first mortgage loans totaling $629.5 million of loan commitments for which borrowers have executed non-binding term sheets with the Company, entered into a period of exclusivity with the Company and paid expense deposits to cover underwriting costs of the Company. There can be no assurance these loans will close as anticipated or will close at all. Debt Capital Markets Activity Closed two CRE CLOs totaling $1.9 billion, increasing non-recourse, matched-term financing to 52.1% of outstanding loan portfolio borrowings, to further diversify sources of debt financing and significantly reduce cost of funds to LIBOR plus 1.65% Expanded borrowing capacity by adding a matched-term, non-recourse term loan facility of up to $750 million Closed a $160 million secured credit agreement to table fund new loan investments Equity Capital Markets Activity Completed a $138.7 million underwritten public offering of 7 million shares of common stock in August 2018

$0.43 $0.43 $0.43 Operating Performance 4Q18 net interest income increased to $36.1 million, up $0.5 million, or 1.5%, from the quarter ended September 30, 2018, due to loan portfolio growth, increased LIBOR and a lower cost of funds Declared cash dividends of $0.43 per common share during the quarter ended December 31, 2018, representing an 8.7% annualized dividend yield on book value per common share of $19.762 1. See Appendix for Core Earnings definition and reconciliation to GAAP net income. 2. Based on annualized quarterly cash dividend declared and book value per common share as of the reporting date. 3. Compound Annual Growth Rate (CAGR) is calculated using operating results for 1Q18 to 4Q18 to reflect the Company’s annualized dividend yield and Core Earnings growth as a public company. Past performance is not indicative of future results, and no assurance can be given that growth will continue in future periods. Annualized Dividend Yield and Book Value per Common Share2 Steady Earnings Growth as a Public Company $ Millions Core Earnings1,3 GAAP net income Quarterly Results Annualized Dividend Yield Book Value per Common Share 0.8% CAGR3 $19.82 $19.80 4.2% CAGR3 $19.78 $0.42 $19.76

Geographic Diversity Diversified Loan Portfolio National, Major Market Footprint Property Diversity2 Lending Focused in Top 25 Markets1 Fixed vs. Floating2 Loan Category 1. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by UPB. 2. By total loan commitment at December 31, 2018. 3. Reflects total loan commitments for the Company’s five condominium inventory loans reduced by the aggregate net sales value of executed sales contracts related thereto, for a net exposure of $84.1 million. 4. See Appendix for definitions, including LTV, Loan Category, and Geographic Diversity definitions. 2,4 Top 25 Markets Account for 82.4% of Total Loan Commitments Executed Sales Contracts3 (1.7%) Net Exposure 1.4% Loan Portfolio: $4.9 billion2 Loan Type: First Mortgage 100.0% Weighted Average Interest Rate: LIBOR plus 3.9% Weighted Average LTV: 64.5%4 Loan Category: No construction loan exposure Property Diversity: Office is highest concentration: 38.5% HI 0.9% LA 1.0% MA 1.1% AZ 1.9% OH 2.3% VA 3.1% NC 3.6% TN 3.8% MI 4.2% IL 5.1% FL 5.9% GA 8.4% PA 9.5% NJ 9.6% TX 11.7% CA 12.5% NY 15.3% 2,4 Southeast 18.1%

Diversified Loan Portfolio 1. See Appendix for a description of the Company’s risk rating scale and definition of Loan Category and Property Type. 2. By total loan commitment. 3. By loan carrying value. Note: Totals may not sum due to rounding. Year-over-Year Growth by Loan and Property Type1,2 Consistent, Strong Credit Quality3 Loan Category $ Millions Risk Ratings – 12/31/18 $ Millions Property Type $ Millions YoY Decline of 100.0% Total: $4,157.7 Loan UPB increased 34.9% to $4.3 billion from December 31, 2017 Construction and condominium exposure declined 100.0% and 77.2%, respectively, due to loan repayments from closings of existing sales contracts Office and Multifamily are largest exposures at 38.5% and 25.2%, respectively, of total loan commitments Loan portfolio risk rating of 2.8 is unchanged from September 30, 20181 Weighted Average Risk Rating of 2.8 $0.0 YoY Increase of 126.9% YoY Increase of 25.3% YoY Increase of 224.0% Risk Ratings – 9/30/18 $ Millions Total: $4,293.8 $0.0

Loan Originations 4Q18 Investment Highlights Closed 5 first mortgage loans Total commitments of $623.7 million Initial fundings of $452.1 million Average loan size of $124.7 million1 100% Floating Rate Weighted average interest rate of LIBOR plus 3.26% Weighted average LTV of 64.8%2 Property types: Multifamily: 43.9% Office: 33.7% Mixed-Use: 22.4% Attractive Loan Origination Metrics3   1Q18 2Q18 3Q18 4Q18 FY 2018 Loan-to-Value (LTV) 71% 72% 61% 65% 67% Mortgage Loan WAS 3.8% 3.1% 4.0% 3.3% 3.6% Asset-Level Estimated Return on Equity 9.2% 8.2% 9.7% 8.3% 9.6% $ Millions 1. Average loan size based on loans originated or acquired during a reporting period. 2. Compound Annual Growth Rate (CAGR) is calculated using loan originations data for FY 2016 to FY 2018 to reflect the Company’s annual loan origination growth by total loan commitment. Past performance is not indicative of future results, and no assurance can be given that growth will continue in future periods. 3. See Appendix for definitions, including LTV and Asset-Level Estimated Return on Equity. Sustained Growth in Originations 29.6% YoY Growth 43.8% CAGR2

Select 4Q 2018 Loan Originations

	Office	Multifamily	Office
Total Commitment	$210.0M	$206.5M	$105.9M
Location	Detroit, MI	Orlando & Fort Meyers, FL	Torrance, CA
Collateral	✓ 965,574 SF / 1,300,441 SF as-complete Class A office	✓ Newly-developed, three-property, 1,139-unit Class A multifamily portfolio	✓ 417,163 SF mixed-use (office and retail) property
Borrower Business Plan	✓ Addition of 350K NRSF of Class A office space to existing 965K NRSF Class A office building	✓ Complete capex work, lease-up and stabilization	✓ Complete capex work, lease-up and stabilization
LTV / In-Place Debt Yield[1,2]	59.8% / 14.5%	76.6% / 0.0%	61.1% / 7.0%
Loan Category[1]	Moderate Transitional	Light Transitional	Moderate Transitional
Investment Date	December 2018	December 2018	December 2018
Property Photos			 New restaurant pad 24-Hour Fitness

1. See Appendix for definitions, including LTV, and Loan Category definitions.
2. In-place debt yield for loans originated during the three months ended December 31, 2018 is defined as the ratio of in-place net cash flow (annualized) divided by the initial funding amount, both as of the closing date.

Note: Select 4Q18 Loan Originations represent 83.8% of total loan originations during 4Q18 based on total commitments. See slide 9 for Loan Origination data for 4Q18.

10

Loan Funding Activity through December 31, 2018 4Q18 portfolio growth spurred by $623.7 million of new loan commitments with a $124.7 million average loan size Loan UPB grew $1.1 billion to $4.3 billion, an increase of 34.9% from December 31, 2017 4Q18 loan repayments of $367.9 million included construction loan repayments of $103.7 million 1. New originations include initial loan funding amounts at the transaction close date. All subsequent loan fundings are included in Deferred Fundings. Note: Totals may not sum due to rounding. Loan Funding Activity $ Millions Total Commitments UPB Deferred Fundings and New Originations1 Unfunded Commitments Repayments $3,727.2 $4,150.2 $4,705.8 $4,308.6 $4,947.7

Loan Portfolio Financing as of December 31, 2018

Total Loan Financing Capacity: $5.6 Billion



$ Millions
Secured Revolving Repurchase Agreements
5 Lenders
$2,612.8
Asset-specific Financing
1 Lender
$32.5
Senior Secured Credit Agreement
1 Lender
$500.0
$1,522.4
Collateralized Loan Obligations
TRTX 2018-FL1 ($727.2)
TRTX 2018-FL2 ($795.1)
$160.0
Secured Credit Agreement²
1 Lender
$750.0
Term Loan Facility
1 Lender

Loan Financing Utilization[1]



$ Millions
Capacity
Usage
Available
Total Available Financing Capacity: $2,436.7
$2,612.8
$1,601.4
$1,011.4
Secured Revolving Repurchase Agreements
$1,522.4
$1,522.4
Collateralized Loan Obligations
$750.0
$635.7
$114.3
Term Loan Facility
$500.0
$112.6
$387.4
Senior Secured Credit Agreement
$160.0
$87.1
$72.9
Secured Credit Agreement
$32.5
$32.5
Asset-specific Financing

Financing Efficiency Boosts Levered Returns



Cost of Funds
Weighted Average Approved Advance Rate
66.2%
2.45%
4Q17
74.3%
76.6%
77.4%
78.7%
TRTX 2018-FL1
TRTX 2018-FL2
2.04%
1.95%
1.87%
1.65%
1Q18
2Q18
3Q18
4Q18

1. Total Loan Portfolio Financing Capacity and Financing Utilization relates only to the financing of the Company's loan investments.
2. Borrowings are 100% recourse to the Company.
Note: Excludes items related to CMBS investments. Totals may not sum due to rounding.

12

Loan Portfolio Financing as of December 31, 2018

- On November 29, 2018, closed a $1.0 billion managed Collateralized Loan Obligation ("TRTX 2018-FL2"), which features a 24-month reinvestment period, an advance rate of 79.5%, and a weighted average interest rate at issuance of LIBOR plus 1.45%

Benefits of Non-recourse, Matched-term Financing

- Reduces recourse financing
- Eliminates mark-to-mark risk on loan portfolio
- Enhances Asset-Level Estimated Returns[1] due to reduced cost of funds and increased advance rate

TRTX CRE CLO Issuances Total $1.9B in 2018

- Finances 51 first mortgage loans, in part or in whole, upon issuance
- Taps new investor market
- Efficient source of financing[3]:
  - Cost of funds of LIBOR plus 1.28%
  - Advance rate of 79.7%
  - Average life of 2.6 years
- Provides for reinvestment periods to extend the weighted average life at advantageous terms
  - TRTX 2018-FL2: 24 month reinvestment period

Sharp Increase in Non-recourse, Matched-term Financing



Senior Secured & Secured Credit Agreements
Secured Revolving Repurchase Agreements
Term loan facility
Collateralized Loan Obligations ("CLO")
Non-consolidated Senior Interests
Asset-specific Financings
$ Millions / Totals
$2,173.6
$1,792.6
$91.5
$289.5
16.0[2]%
$3,141.0
$460.3
$1,011.4
$114.3
$1,522.4
$32.5
52.1[2]%
3x Increase YoY
Non-recourse, Matched Term Financing Profile
December 31, 2017
December 31, 2018

Non-recourse, matched-funded financing increased to 52.1% lifted by CRE CLO issuances in 2018

1. See Appendix for definitions, including definition of Asset-Level Estimated Return on Equity. Totals may not sum due to rounding.
2. Excludes the impact of one Asset-specific Financing arrangement of $32.5 million that is 25% recourse to the Company.
3. Cost of funds, advance rate, and average life calculated as a weighted average of TRTX 2018-FL1 and TRTX 2018-FL2 as of December 31, 2018.

13

Capital Deployment Sustained Capital Deployment Drives Portfolio Growth & Attractive Asset-Level Returns 1. See Appendix for definitions, including definitions of Debt-to-Equity and Total Leverage. 2. Outstanding total loan commitments as of the reporting date. 3. Does not take into account near term liquidity (including cash on hand and short term marketable CMBS investments) or mortgage loan repayments. There can be no assurance the Company will originate or acquire this volume of loan investments during future periods. 4. Potential Gross Loan Investment Capacity Utilization Rate is equal to Outstanding Total Loan Commitments as a percentage of Potential Gross Loan Investment Capacity. Increased Total Leverage Ratio 29.7% to 2.36x from December 31, 2017 Potential Net Loan Capacity of over $1.0 billion available to drive direct loan originations in 2019 Investment Capacity $ Millions Leverage Ratio1 Loan UPB $4,178.7 $4,313.6 Total Stockholders’ Equity $1,328.9 $1,327.1 Targeted Leverage 3.5:1 3.5:1 Potential Gross Loan Investment Capacity $5,980.0 $5,972.0 Less: Outstanding Total Loan Commitments2 ($4,705.8) ($4,947.7) Potential Net Loan Capacity3 $1,274.2 $1,024.3 Potential Gross Loan Investment Capacity Utilization Rate4 78.7% 82.8% Sep 30, 2018 Dec 31, 2018 Initial use of proceeds from August 2018 equity issuance

Interest Rate Sensitivity 100% floating rate loan portfolio well positioned in a rising interest rate environment1 Net floating rate mortgage loan exposure of $1.2 billion generates an annualized increase in net interest income of approximately $5.9 million for every 50 basis point increase in 1-month LIBOR Loan Portfolio Composition $ Millions Annualized Per Diluted Common Share Impact to Net Interest Income $0.09 $0.17 $0.26 $0.35 Loan Portfolio Income Sensitivity $ Millions Change in 1-month LIBOR2 Increasing 1-month LIBOR = Increasing Net Interest Income 1. See Part II, Item 7A of the Company’s Form 10K for additional details related to the Company’s interest rate risk at December 31, 2018. 2. Based on 1-month LIBOR at December 28, 2018 of 2.52%. Note: Excludes items related to CMBS investments.

Appendix

Per Share Calculations

Earnings and Dividends per Common Share

	Year Ended	Three Months Ended (unaudited)			
	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Net Income Attributable to Common Stockholders[1]	$106,744	$28,467	$26,797	$26,438	$25,111
Weighted-Average Number of Common Shares Outstanding, Basic and Diluted[2]	63,034,806	67,185,646	64,295,973	60,175,373	60,393,818
Basic and Diluted Earnings per Common Share	$1.70	$0.43	$0.42	$0.44	$0.42
Dividends Declared per Common Share	**$1.71**	**$0.43**	**$0.43**	**$0.43**	**$0.42**

Per Share Calculations / Core Earnings Reconciliation

	Year Ended	Three Months Ended (unaudited)			
	Dec 31, 2018	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Net Income Attributable to Common Stockholders[1]	$106,744	$28,467	$26,797	$26,438	$25,111
Non-Cash Compensation Expense	665	182	109	197	177
Depreciation and Amortization Expense	—	—	—	—	—
Unrealized Gains (Losses)	—	—	—	—	—
Other Items	—	—	—	—	—
Core Earnings	$107,409	$28,649	$26,906	$26,635	$25,288
Weighted-Average Number of Common Shares Outstanding, Basic and Diluted[2]	63,034,806	67,185,646	64,295,973	60,175,373	60,393,818
Core Earnings per Common Share, Basic and Diluted	**$1.70**	**$0.43**	**$0.42**	**$0.44**	**$0.42**

Book Value Per Common Share

	For the Period Ended (unaudited)			
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Total Stockholders' Equity	$1,327,170	$1,328,886	$1,191,913	$1,192,613
Preferred Stock	—	—	—	—
Stockholders' Equity, Net of Preferred Stock	$1,327,170	$1,328,886	$1,191,913	$1,192,613
Number of Common Shares Outstanding at Period End[2]	67,163,700	67,187,277	60,194,512	60,175,160
Book Value per Common Share	**$19.76**	**$19.78**	**$19.80**	**$19.82**

1. Represents GAAP net income attributable to the common and Class A common stockholders.
2. Includes common stock and Class A common stock.
Note: Amounts shown in thousands, except share and per share data.

17

TRTX Loan Portfolio

$ Millions

Loan Name	TRTX Loan Commitment[1]	TRTX Loan Balance[2]	Interest Rate	Extended Maturity	Location	Property Type	Commitment Per Sq. ft. / Unit	LTV[3]
Loan 1	$223.0	$167.1	L + 3.4%	5.6 years	Atlanta, GA	Office	$214 Sq. ft.	61.4%
Loan 2	$210.0	131.9	L + 3.6%	5.0 years	Detroit, MI	Office	$217 Sq. ft.	59.8%
Loan 3	$206.5	169.1	L + 2.9%	5.0 years	Various, FL	Multifamily	$181,299 / Unit	76.6%
Loan 4	$190.0	178.5	L + 2.7%	4.5 years	Philadelphia, PA	Office	$177 Sq. ft.	73.6%
Loan 5	$188.0	142.0	L + 4.1%	2.8 years	Nashville, TN	Mixed-Use	$292 Sq. ft.	60.7%
Loan 6	$180.0	171.6	L + 3.8%	3.9 years	Charlotte, NC	Hotel	$257,143 / Unit	65.5%
Loan 7	$173.3	158.9	L + 4.3%	3.8 years	Philadelphia, PA	Office	$213 Sq. ft.	72.2%
Loan 8	$165.0	156.0	L + 3.8%	4.2 years	Various, NJ	Multifamily	$129,412 / Unit	78.4%
Loan 9	$160.0	134.8	L + 2.8%	4.8 years	Houston, TX	Mixed-Use	$297 Sq. ft.	61.9%
Loan 10	$149.0	132.2	L + 3.3%	4.5 years	San Diego, CA	Office	$474 Sq. ft.	71.4%
Loans 11 – 60	**$3,102.9**	**$2,771.5**	**L + 4.2%[4]**	**3.5 years**				**62.3%**
Total Loan Portfolio	**$4,947.7**	**$4,313.6**	**L + 3.9%[4]**	**3.9 years**				**64.5%**

1. Represents TRTX's potential maximum loan commitment/balance.
2. Represents TRTX's current loan balance and excludes pari passu and junior positions.
3. See Appendix for definitions, including definitions of LTV and Mixed-Use property type.
4. Represents the weighted average interest rate as of December 31, 2018, which are all floating rate loans. Interest rate includes LIBOR plus the loan credit spread at December 31, 2018.

Note: As of December 31, 2018 excludes CMBS investments. Not all TRTX investments have or will have similar experiences or results, and there should be no assumption that the investments listed above will continue to perform.

18

ASSETS December 31, 2018 December 31, 2017 Cash and Cash Equivalents $39,720 $75,037 Restricted Cash 1,000 700 Accounts Receivable 38 141 Accounts Receivable from Servicer/Trustee 96,464 220 Accrued Interest Receivable 20,731 16,861 Loans Held for Investment, net (includes $2,219,574 and $2,694,106 pledged as collateral under secured revolving repurchase and secured credit agreements) 4,293,787 3,175,672 Investment in Commercial Mortgage-Backed Securities, Available-for-Sale (includes $36,307 and $47,762 pledged as collateral under secured revolving repurchase agreements) 74,381 85,895 Other Assets, net 669 859 Total Assets $4,526,790 $3,355,385 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Accrued Interest Payable 6,146 5,385 Accrued Expenses 8,151 5,067 Collateralized Loan Obligations (net of deferred financing costs of $12,447 and $0) 1,509,930 — Secured Revolving Repurchase, Senior Secured, and Secured Credit Agreements (net of deferred financing costs of $10,448 and $8,697) 1,494,078 1,827,104 Term Loan Facility (net of deferred financing costs of $758 and $0) 113,504 — Asset-specific Financings (net of deferred financing costs of $129 and $1,601) 32,371 287,886 Payable to Affiliates 5,996 5,227 Deferred Revenue 463 317 Dividends Payable 28,981 23,068 Total Liabilities $3,199,620 $2,154,054 Commitments and Contingencies Stockholders’ Equity: Preferred Stock ($0.001 par value; 100,000,000 shares authorized; 0 and 125 shares issued and outstanding, respectively) — — Common Stock ($0.001 par value; 300,000,000 shares authorized; 66,020,387 and 59,440,112 shares issued and outstanding, respectively) 67 60 Class A Common Stock ($0.001 par value; 2,500,000 shares authorized; 1,143,313 and 1,178,618 shares issued and outstanding, respectively) 1 1 Additional Paid-in-Capital 1,355,002 1,216,112 Accumulated Deficit (25,915) (14,808) Accumulated Other Comprehensive (Loss) (1,985) (34) Total Stockholders' Equity 1,327,170 1,201,331 Total Liabilities and Stockholders' Equity $4,526,790 $3,355,385 Consolidated Balance Sheets All amounts in thousands except share and per share amounts

Consolidated Statements of Income and Comprehensive Income All amounts in thousands except share and per share amounts (three months ended Dec 31 is unaudited) Three Months Ended Dec 31,   Year Ended Dec 31, INTEREST INCOME 2018 2017 2018 2017 Interest Income $71,673 $52,492 $265,594 $198,903 Interest Expense (35,576) (21,683) (126,025) (78,268) Net Interest Income 36,097 30,809 139,569 120,635 OTHER REVENUE Other Income, net 487 661 1,307 1,697 Total Other Revenue 487 661 1,307 1,697 OTHER EXPENSES Professional Fees 503 684 3,162 3,132 General and Administrative 877 783 4,039 2,975 Servicing and Asset Management Fees 345 7 2,646 3,068 Management Fee 5,018 4,607 19,364 14,096 Collateral Management Fee - - - 225 Incentive Management Fee 1,144 625 4,384 4,338 Total Other Expenses 7,887 6,706 33,595 27,834 Income Before Income Taxes 28,697 24,764 107,281 94,498 Income Tax (Expense) Income, net (132) (6) (340) (146) Net Income $28,565 $24,758 $106,941 $94,352 Preferred Stock Dividends - (4) (3) (16) Net Income Attributable to TPG RE Finance Trust, Inc. $28,565 $24,754 $106,938 $94,336 Basic Earnings per Common Share $0.43 $0.41 $1.70 $1.74 Diluted Earnings per Common Share $0.43 $0.41 $1.70 $1.74 Weighted Average Number of Common Shares Outstanding Basic: 67,185,646 60,796,636 63,034,806 54,194,596 Diluted: 67,185,646 60,796,636 63,034,806 54,194,596 Dividends Declared per Common Share $0.43 $0.38 $1.71 $1.56 OTHER COMPREHENSIVE INCOME Net Income $28,565 $24,758 $106,941 $94,352 Unrealized (Loss) Gain on Commercial Mortgage-Backed Securities (836) (14) (1,951) (1,284) Comprehensive Net Income $27,729 $24,744 $104,990 $93,068

Year Ended, Cash Flows from Operating Activities: Dec 31, 2018 Dec 31, 2017 Net Income $106,941 $94,352 Adjustment to Reconcile Net Income to Net Cash Provided by Operating Activities: Amortization and Accretion of Premiums, Discounts and Loan Origination Fees, net (15,915) (19,477) Amortization of Deferred Financing Costs 17,157 11,788 Capitalized Accrued Interest - 5,517 Loss (Gain) on Sales of Loans Held for Investment and Commercial Mortgage-Backed Securities, net 524 (185) Stock Compensation Expense 665 33 Cash Flows Due to Changes in Operating Assets and Liabilities: Accounts Receivable 103 503 Accrued Interest Receivable (5,270) (3,056) Accrued Expenses 1,626 (1,843) Accrued Interest Payable 761 2,478 Payable to Affiliates 769 1,272 Deferred Fee Income 146 (165) Other Assets 190 (44) Net Cash Provided by Operating Activities 107,697 91,173 Cash Flows from Investing Activities: Origination of Loans Held for Investment (2,071,391) (1,596,531) Advances on Loans Held for Investment (258,308) (313,160) Principal Advances Held by Servicer / Trustee - 496 Principal Repayments of Loans Held for Investment 1,131,294 1,164,052 Proceeds from Sales of Loans Held for Investment 2,174 65,054 Purchase of Commercial Mortgage-Backed Securities (143,503) (96,294) Sales and Principal Repayments of Commercial Mortgage-Backed Securities 146,869 73,912 Purchases and Disposals of Fixed Assets - (111) Net Cash Provided by Investing Activities (1,192,865) (702,582) Cash Flows from Financing Activities: Payments on Collateralized Loan Obligations (13,800) (559,574) Proceeds from Collateralized Loan Obligations 1,541,037 16,254 Payments on Secured Financing Agreements (2,544,583) (797,018) Proceeds from Secured Financing Agreements 2,070,584 1,789,394 Payment of Deferred Financing Costs (29,279) (8,699) Payments to Redeem Series A Preferred Stock (125) - Payments to Repurchase Common Stock (8,842) (13,851) Proceeds from Issuance of Common Stock 139,440 243,654 Proceeds from Issuance of Class A Common Stock - 365 Payment of Initial Public Offering Transaction Costs - (7,060) Payment of Equity Issuance and Shelf Registration Statement Transaction Costs (1,074) - Dividends Paid on Common Stock (101,283) (78,475) Dividends Paid on Class A Common Stock (1,921) (1,803) Dividends Paid on Preferred Stock (3) (16) Net Cash Provided by Financing Activities 1,050,151 583,171 Net Change in Cash, Cash Equivalents, and Restricted Cash (35,017) (28,238) Cash, Cash Equivalents, and Restricted Cash at Beginning of Year 75,737 103,975 Cash, Cash Equivalents, and Restricted Cash at End of Year 40,720 75,737 Supplemental Disclosure of Cash Flow Information: Interest Paid 108,106 64,003 Taxes Paid (Refund) 341 142 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Principal Repayments of Loans Held for Investment by Servicer / Trustee, net 94,633 220 Principal Repayments of Commercial Mortgage-Backed Securities Held by Servicer/Trustee, net 213 - Interest Payments of Loans Held for Investment and Commercial Mortgage-Backed Securities Held by Servicer Trustee, net 1,488 - Dividends Declared, not paid 28,981 23,068 Accrued Equity Offering and Shelf Registration Costs - 312 Accrued Deferred Financing Costs 2,926 1,054 Unrealized (Loss) Gain on Commercial Mortgage-Backed Securities, Available-for-Sale (1,951) (1,284) Accrued Common Stock Retirement Costs 95 239 Consolidated Statements of Cash Flows All amounts in thousands

Definitions TRTX uses Core Earnings to evaluate its performance excluding the effects of certain transactions and GAAP adjustments it believes are not necessarily indicative of its current loan activity and operations. Core Earnings is a non-GAAP measure, which TRTX defines as GAAP net income (loss) attributable to its stockholders, including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Core Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by TRTX’s Manager, subject to approval by a majority of TRTX’s independent directors. The exclusion of depreciation and amortization from the calculation of Core Earnings only applies to debt investments related to real estate to the extent TRTX forecloses upon the property or properties underlying such debt investments TRTX believes that Core Earnings provides meaningful information to consider in addition to its net income and cash flow from operating activities determined in accordance with GAAP. Although pursuant to the Management Agreement TRTX calculates the incentive and base management fees due to its Manager using Core Earnings before incentive fee expense, TRTX reports Core Earnings after incentive fee expense, because TRTX believes this is a more meaningful presentation of the economic performance of TRTX’s common and Class A common stock. For additional information on the fees TRTX pays the Manager, see Note 10 to the consolidated financial statements included in TRTX’s Form 10-K Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of TRTX’s GAAP cash flows from operations, a measure of TRTX’s liquidity, or an indication of funds available for TRTX’s cash needs. In addition, TRTX’s methodology for calculating Core Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, TRTX’s reported Core Earnings may not be comparable to the Core Earnings reported by other companies Core Earnings Asset-Level Estimated Return on Equity TRTX defines Asset-Level Estimated Return on Equity (ALEROE) as a non-discounted estimate of a loan investment’s average annual return on equity during its initial term to maturity. ALEROE is determined for each loan, on a stand-alone basis, using the loan’s stated credit spread, spot LIBOR rate, origination and exit fees (if any) amortized on a straight line basis, the maximum advance rate approved by our lender against the loan investment, the all-in cost of funding (including commitment fees and amortized deferred financing costs), and estimates of MG&A, asset management and loan servicing costs, base management fee, and incentive fee, if any. TRTX’s calculation of ALEROE for a particular loan investment assumes deferred fundings related to such investment, if any, in accordance with TRTX’s underwriting of the borrower’s business plan, and that the all-in cost of funding for the investment is constant from origination through the initial maturity date. There can be no assurance that the actual asset-level return on equity for a particular loan investment will equal the ALEROE for such investment

Definitions (cont.) Debt-to-Equity - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured revolving repurchase agreements, senior secured and secured credit agreements, a term loan facility, and an asset-specific financing agreement, less cash, to (ii) total stockholders’ equity, at period end Total Leverage - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured revolving repurchase agreements, senior secured and secured credit agreements, a term loan facility, and an asset-specific financing agreement, plus non-consolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end Leverage Borrower fundings that are made under existing loan commitments after loan closing date Deferred Fundings Geographic Diversity TRTX expanded its Concentration of Credit Risk financial statement disclosure of geographic regions. TRTX has provided additional details for the South region by including a Southeast and Southwest region classification using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX’s Form 10-K at December 31, 2018 follows (dollars in millions): Region Form 10-K Reclassification Supplemental % Total Commitment East $2,084.8 - $2,084.8 42.1% South 1,525.2 (1,525.2) - 0.0% West 760.4 - 760.4 15.4% Midwest 577.4 - 577.4 11.7% Southeast - 894.1 894.1 18.1% Southwest - 631.1 631.1 12.7% Total $4,947.7 $- $4,947.7 100.0% Note: Totals may not sum due to rounding

Definitions (cont.) Bridge/Stabilization Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies. Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property Loan Category LTV is calculated for loan originations and existing loans as the total loan commitment or outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), respectively, divided by the applicable as-is real estate value at the time of origination or acquisition of such loan or participation interest in a loan. The as-is real estate value reflects our Manager’s estimates, at the time of origination or acquisition of a loan or participation interest in a loan, of the real estate value underlying such loan or participation interest, determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager Loan-to-Value (LTV) Mixed-Use Loan TRTX classifies a loan as mixed-use if the property securing TRTX’s loan: (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which multiple use is the principal driver of the property’s aggregate net operating income

Definitions (cont.) Risk Ratings Based on a 5-point scale, TRTX’s loans are rated “1” through “5,” from least risk to greatest risk, respectively, on a quarterly basis. The loan risk ratings are defined as follows: 1: Outperform—Exceeds performance metrics (for example, technical milestones, occupancy, rents, net operating income) included in original or current credit underwriting and business plan; 2: Meets or Exceeds Expectations—Collateral performance meets or exceeds substantially all performance metrics included in original or current underwriting / business plan; 3: Satisfactory—Collateral performance meets or is on track to meet underwriting; business plan is met or can reasonably be achieved; 4: Underperformance—Collateral performance falls short of original underwriting, material differences exist from business plan, or both; technical milestones have been missed; defaults may exist, or may soon occur absent material improvement; and 5: Risk of Impairment/Default—Collateral performance is significantly worse than underwriting; major variance from business plan; loan covenants or technical milestones have been breached; timely exit from loan via sale or refinancing is questionable. Non-consolidated Senior Interest TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third party. In either case, the senior mortgage loan (i.e., the non-consolidated senior interest) is not included on the Company’s balance sheet. When TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third party, the Company retains on its balance sheet a mezzanine loan

Company Information Contact Information Headquarters: 888 Seventh Avenue 35th Floor New York, NY 10106 New York Stock Exchange: Symbol: TRTX TPG RE Finance Trust, Inc. Robert Foley Chief Financial & Risk Officer (212) 430-4111 bfoley@tpg.com Investor Relations: (212) 405-8500 IR@tpgrefinance.com Media Contact: TPG RE Finance Trust, Inc. Courtney Power (415) 743-1550 media@tpg.com Analyst Coverage Bank of America Merrill Lynch Kenneth Bruce (415) 676-3545 Citigroup Arren Cyganovich (212) 816-3733 JMP Securities Steven DeLaney (212) 906-3517 Raymond James Stephen Laws (901) 579-4868 BTIG Benjamin Zucker (212) 527-3550 Deutsche Bank George Bahamondes (212) 250-1587 JP Morgan Richard Shane (415) 315-6701 Wells Fargo Donald Fandetti (212) 214-8069 Transfer Agent American Stock Transfer & Trust Company, LLC (800) 937-5449 help@astfinancial.com TPG RE Finance Trust, Inc. (“TRTX” or the “Company”) is a commercial real estate finance company that focuses primarily on originating, acquiring, and managing first mortgage loans and other commercial real estate‐related debt instruments secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of TPG. TPG is a global alternative asset firm with a 25-year history and more than $103 billion of assets under management. For more information regarding TRTX, visit www.tpgrefinance.com.